ZF050 P 040102


                      FRANKLIN S&P 500 INDEX FUND - CLASS 3
            (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)
                         SUPPLEMENT DATED APRIL 1, 2002
                       TO THE PROSPECTUS DATED MAY 1, 2001

The prospectus is amended by adding the following language.

 AS OF JUNE 1, 2002, THE FUND WILL BE CLOSED TO ALL NEW INVESTMENTS, EXCEPT
 FOR THE AUTOMATIC REINVESTMENT OF ANY NET INVESTMENT INCOME AND CAPITAL GAINS. On December 13, 2001, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust approved a proposal to liquidate the Franklin S&P 500 Index Fund (Fund). The liquidation is anticipated to occur some time in the third quarter of 2002 (Liquidation Date). As the Fund approaches its Liquidation Date, we anticipate that an increasing amount of shareholder assets will be withdrawn from the Fund in expectation of the Liquidation. Accordingly, while we intend to continue to keep the Fund's passively managed portfolio nearly fully invested in the constituent common stocks of the S&P 500 Index, we may increase our use of financial futures to manage the Fund's liquidity while seeking to maintain exposure to the S&P 500 Index. Because the Fund will be liquidating, you should refer to documents provided by your plan concerning the effect of the liquidation and any steps you may need to take. In addition, in considering new purchases or transfers, you may want to refer to your prospectus or consult with your plan representative to consider your investment options.

In addition, the "Fees and Expenses" section is amended by extending the effectiveness of the current fee waiver to December 31, 2002.

              PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.